Nationwide Life Insurance Company: • Nationwide Variable Account

Prospectus supplement dated March 24, 2009 to
Prospectus dated May 1, 2008

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

The Board of Directors for the Delaware Delchester Fund: Institutional Class has approved a reorganization pursuant to which the assets of the Delaware Delchester Fund: Institutional Class will be acquired by the Delaware High-Yield Opportunity Fund: Institutional Class.  As a result of this reorganization the Delaware Delchester Fund: Institutional Class will no longer be available as an investment option in your contract, effective April 17, 2009.  Effective April 17, 2009, all references in your prospectus to Delaware Delchester Fund: Institutional Class will mean Delaware High-Yield Opportunity Fund: Institutional Class.

Effective April 17, 2009, the following underlying mutual fund will be available in your contract:

Delaware High-Yield Opportunity Fund: Institutional Class
Investment Adviser:                                                                The Delaware Management Company
Investment Objective:                                                             Seeks total return and high current income.